Supplement to the
Fidelity Flex℠ Funds
Fidelity Flex℠ Real Estate Fund
September 29, 2017
Prospectus

The following information replaces footnote b to the "Annual Operating Expenses" table found in the "Fund Summary" section.

bThe fund is available only to certain fee-based accounts offered by Fidelity. Managed account clients, retirement plans, plan sponsors and/or plan participants pay a wrap fee that covers investment advisory and administrative services.

The following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

Purchase and Sale of Shares

Shares are available only to certain fee-based accounts offered by Fidelity. You may buy or sell shares in various ways:

Internet

Plan Accounts: www.401k.com	All Other Accounts: www.fidelity.com

Phone

Plan Accounts:

For Individual Accounts (investing through a retirement plan sponsor or other institution), refer to your plan materials or contact that institution directly.

For Retirement Plan Level Accounts:

Corporate Clients 1-800-962-1375

"Not for Profit" Clients 1-800-343-0860

All Other Accounts:

1-800-544-3455

Mail (Plan Accounts Only)

Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The following information replaces similar information found in the "Shareholder Information" section under the heading "Additional Information about the Purchase and Sale of Shares".

Shares can be purchased only through certain fee-based accounts offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.

The following information replaces the third paragraph in the "Shareholder Information" section under the sub-heading "Frequent Purchases and Redemptions".

The fund does not place a limit on purchases or sales of fund shares made by Fidelity investment advisers through Fidelity’s discretionary investment programs. The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

The heading "Exchanging Shares" found in the "Shareholder Information" section is replaced by the heading "Exchanging Shares (for Retirement Plans Only)".

The heading “Rollover IRAs” found in the “Shareholder Information” section is replaced by the heading “Rollover IRAs (for Retirement Plans Only)”.

The following information supplements information found in the "Shareholder Information" section under the heading "Tax Consequences".

As with any investment, your investment could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

The following information supplements information found in the "Shareholder Information" section under the sub-heading "Taxes on Distributions".

For accounts other than tax-advantaged retirement plan accounts, distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes. For federal tax purposes, certain of the fund’s distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund’s distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them.

The following information replaces similar information found on the "Back Cover".

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-3455 (for managed account clients) or at 1-800-835-5092 (for retirement plan participants). In addition, you may visit the web site at www.fidelity.com (for managed account clients) or at www.401k.com (for retirement plan participants) for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

ZXL-17-01 1.9886015.100	October 18, 2017